Exhibit 10.3

Execution Version

CONTRIBUTION AGREEMENT

This Contribution Agreement, dated April 27, 2017 (this “Agreement”), is entered into by and among Enbridge Energy Company, Inc., a Delaware corporation (“EECI”), Enbridge Energy Partners, L.P., a Delaware limited partnership (“EEP”), and Enbridge Holdings (DakTex) L.L.C., a Delaware limited liability company (the “Company”). The parties to this Agreement are each sometimes referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, in March, 2016, Bakken Holdings Company LLC (“ETP”) commenced efforts to sell a 49% membership interest (the “Dawn Interest”) in Bakken Pipeline Investments LLC (“Dawn”);

WHEREAS, EECI determined to acquire such interest jointly with EEP and Marathon Petroleum Corporation;

WHEREAS, due to the need to timely execute the transaction with ETP, EEP and EECI were unable to establish their joint ownership arrangements prior thereto;

WHEREAS, EECI and EEP determined that EEP would initially acquire the Dawn Interest with the understanding that the terms of their joint ownership would be finalized at a later date;

WHEREAS, in order to proceed with the transaction with ETP, the Company was formed under the DLLCA pursuant to a Certificate of Formation (the “Certificate”) filed with the Secretary of State of the State of Delaware on July 28, 2016 (the “Formation Date”);

WHEREAS, on the Formation Date, EEP executed that certain Limited Liability Company Agreement of the Company dated as of July 28, 2016 (the “Original Agreement”) and made an initial capital contribution to the Company of $1,000;

WHEREAS, as a result, EEP owns 100% of the membership interests in the Company subject to the finalization of EEP’s and EECI’s joint ownership arrangements;

WHEREAS, on February 15, 2017 EEP borrowed $1,500,000,000 (the “DAPL Borrowings”) under that certain Credit Agreement dated as of February 15, 2017, between EEP, as borrower, and Enbridge (U.S.) Inc., a Delaware corporation, as lender (the “Credit Agreement”), the proceeds of which were contributed by EEP to the Company to enable the Company to make its required contribution prior to the closing of MarEn’s (as defined herein) acquisition of the Dawn Interest (as defined herein);

WHEREAS, on April 13, 2017, EEP contributed an additional $19,185,782 to the Company;

WHEREAS, EECI desires to contribute $1,139,390,087 (the “EECI Contribution”) to the Company in exchange for 1,139,390,087 Class A Units (as defined herein) with an aggregate value of $1,139,390,087, representing a 75% membership interest in the Company (the “EECI Consideration”);

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WHEREAS, in connection with the EECI Contribution, the Company will distribute the aggregate amount of the EECI Contribution to EEP, who will (i) use such amounts to immediately repay $1,139,390,087 of the DAPL Borrowings and (ii) retain a 25% membership interest in the Company;

WHEREAS, contemporaneously with the consummation of the transactions contemplated by this Agreement, EECI, EEP and the Company will amend and restate the Original Agreement by executing the Amended and Restated LLC Agreement (as defined herein);

WHEREAS, the Company owns a 75% membership interest in MarEn Bakken Company LLC, a Delaware limited liability company (“MarEn”);

WHEREAS, MarEn owns the Dawn Interest; and

WHEREAS, a special committee of independent directors (the “Special Committee”) of the Board of Directors of Enbridge Energy Management, L.L.C. (the “Board of Directors of EEM”), as delegate of EECI, the general partner of EEP, has previously (i) received an opinion (the “Fairness Opinion”) of Robert W. Baird & Co., Inc., the financial advisor to the Special Committee, that the transactions contemplated by this Agreement are fair, from a financial point of view, to EEP and to the unaffiliated common unitholders of EEP (collectively, the “Public Unitholders”); (ii) after an evaluation of, among other things, the Fairness Opinion and the proposed terms and conditions of this Agreement and the Amended and Restated LLC Agreement and the transactions contemplated hereby and thereby, determined that the transactions contemplated by this Agreement and the Amended and Restated LLC Agreement are fair and reasonable to EEP, including the Public Unitholders; and (iii) unanimously recommended that the Board of Directors of EEM approve this Agreement and the Amended and Restated LLC Agreement and the transactions contemplated hereby and thereby;

WHEREAS, subsequently, the Board of Directors of EEM has approved this Agreement and the Amended and Restated LLC Agreement and the transactions contemplated hereby and thereby upon the terms and conditions set forth herein; and

WHEREAS, the parties are entering into this Agreement as a result of a strategic review process undertaken by EEP, and the transactions contemplated by this Agreement are part of several restructuring transactions being entered into on the date hereof by and between the parties and/or their respective affiliates designed to improve EEP’s business risk profile and strengthen its financial condition.

NOW, THEREFORE, in consideration of the mutual undertakings and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

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Article I
DEFINITIONS

Section 1.1            Definitions. The following capitalized terms shall have the meanings given below. All references to dollar amounts refer to United States dollars.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such specified Person through one or more intermediaries or otherwise; provided, however, that (a) with respect to EECI, the term “Affiliate” shall not include EEP or the Company, (b) with respect to EEP, the term “Affiliate” shall not include EECI or the Company, and (c) with respect to the Company, the term “Affiliate” shall not include EECI or EEP.

“Amended and Restated LLC Agreement” means the form of Amended and Restated Limited Liability Company Agreement of the Company attached to this Agreement as Exhibit A, which agreement shall become effective in accordance with its terms upon the execution by all of the Parties thereto at the Closing.

“Board of Directors of EEM” has the meaning assigned to such term in the recitals to this Agreement.

“Certificate” has the meaning assigned to such term in the recitals to this Agreement.

“Class A Units” has the meaning assigned to such term in the Amended and Restated LLC Agreement, with the rights, powers and preferences described therein.

“Closing” means the consummation of the transactions contemplated by Article II on the Closing Date.

“Closing Date” means April 27, 2017.

“Company” has the meaning assigned to such term in the preamble to this Agreement.

“Company Indemnitees” has the meaning assigned to such term in Section 7.3(a) of this Agreement.

“Consent” has the meaning assigned to such term in Section 3.4(a) of this Agreement.

“Control” means, where used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” have correlative meanings.

“Credit Agreement” has the meaning assigned to such term in the recitals to this Agreement.

“Damages” has the meaning assigned to such term in Section 7.1 of this Agreement.

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“DAPL Borrowings” has the meaning assigned to such term in the recitals to this Agreement.

“Dawn” has the meaning assigned to such term in the recitals to this Agreement.

“Dawn Interest” has the meaning assigned to such term in the recitals to this Agreement.

“Dawn LLC Agreement” means the Amended and Restated Limited Liability Company of Dawn made and entered into as of February 15, 2017, as amended.

“DLLCA” means the Delaware Limited Liability Company Act, as amended.

“EECI” has the meaning assigned to such term in the preamble to this Agreement.

“EECI Consideration” has the meaning assigned to such term in the recitals to this Agreement.

“EECI Contribution” has the meaning assigned to such term in the recitals to this Agreement.

“EECI Indemnitees” has the meaning assigned to such term in Section 7.1(a) of this Agreement.

“EEP” has the meaning assigned to such term in the preamble to this Agreement.

“EEP Indemnitees” has the meaning assigned to such term in Section 7.2(a) of this Agreement.

“ETP” has the meaning assigned to such term in the recitals to this Agreement.

“Fairness Opinion” has the meaning assigned to such term in the recitals to this Agreement.

“Governmental Authority” means any executive, legislative, judicial, regulatory or administrative agency, body, commission, department, board, court, tribunal, arbitrating body or authority of the United States or any foreign country, or any state, local or other governmental subdivision thereof.

“Law” means any statute, law, treaty, rule, code, ordinance, requirement, regulation, permit or certificate of any Governmental Authority, any interpretation of any of the foregoing by any Governmental Authority, or any binding judgment, decision, decree, injunction, writ, order or like action of any court, arbitrator or other Governmental Authority.

“Lien” has the meaning assigned to such term in Section 3.5 of this Agreement.

“MarEn” has the meaning assigned to such term in the recitals to this Agreement.

“MarEn LLC Agreement” means the limited liability company agreement of MarEn, dated as of August 2, 2016, as amended.

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“Original Agreement” has the meaning assigned to such term in the recitals to this Agreement.

“Parties” has the meaning assigned to such term in the preamble to this Agreement.

“Proceedings” has the meaning assigned to such term in Section 3.5 of this Agreement.

“Public Unitholders” has the meaning assigned to such term in the recitals to this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time, and any successor to such statute.

“Special Committee” has the meaning assigned to such term in the recitals to this Agreement.

“Transaction Documents” means this Agreement and the Amended and Restated LLC Agreement.

Article II
CONTRIBUTION AND ISSUANCE

Section 2.1            Contribution and Issuance. Effective as of the Closing, and subject to the terms and conditions of this Agreement, EECI shall contribute the EECI Contribution to the Company and the Company shall accept the contribution of the EECI Contribution and issue to EECI the EECI Consideration.

Section 2.2            Distribution by the Company and Use of Proceeds by EEP. At the Closing, the Company shall distribute the aggregate amount of the EECI Contribution to EEP. EEP shall use such aggregate amount to immediately repay $1,139,390,087 of the DAPL Borrowings. Following such distribution, EEP shall own a 25% membership interest in the Company.

Article III
REPRESENTATIONS AND WARRANTIES OF EECI

EECI represents to each of EEP and the Company that on the date hereof:

Section 3.1            Organization and Qualification. EECI is a Delaware corporation, duly organized, validly existing and in good standing under the Laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as such properties are owned, leased and operated and such business is conducted as of the date of this Agreement. EECI is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect.

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Section 3.2            Authority and Approval; Enforceability. EECI has the corporate power and authority to execute and deliver this Agreement and any other Transaction Document to which it is or will be a party, to consummate the transactions contemplated hereby and thereby and to perform all the terms and conditions hereof and thereof to be performed by it. The execution and delivery by EECI of this Agreement and any other Transaction Document to which it is or will be a party, the performance by it of all the terms and conditions hereof and thereof to be performed by it and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all requisite corporate action of EECI. Each of this Agreement and any other Transaction Document to which EECI is or will be a party constitutes or will constitute, upon execution and delivery by EECI, the valid and binding obligation of EECI, enforceable against EECI in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting enforcement of creditors’ rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

Section 3.3            No Conflict. Each of this Agreement, the other Transaction Documents to which EECI is or will be a party and the execution and delivery hereof and thereof by EECI do not, and the fulfilment and compliance with the terms and conditions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not:

(a)                conflict with any of the provisions of the certificate of incorporation or bylaws of EECI;

(b)               conflict with any provision of any Law or administrative regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to EECI; or

(c)                conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, or result in the suspension, termination or cancellation of, or in a right of suspension, termination or cancellation of, any indenture, mortgage, agreement, contract, commitment, license, concession, permit, lease, joint venture or other instrument to which EECI is a party or by which it is bound;

except, in the case of clauses (b), and (c) as would not have, individually or in the aggregate, a material adverse effect.

Section 3.4            Consents. No consent, approval, license, permit, order, waiver, or authorization of, or registration, declaration, or filing with any Governmental Authority or other Person (each a “Consent”) is required to be obtained or made by or with respect to EECI in connection with:

(a)                the execution, delivery, and performance of this Agreement or the other Transaction Documents, or the consummation of the transactions contemplated hereby and thereby; or

(b)               the enforcement against EECI of its obligations hereunder and thereunder;

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except as would not have, individually or in the aggregate, a material adverse effect.

Section 3.5            Laws and Regulations; Litigation. There are no pending or, to the knowledge of EECI, threatened claims, fines, actions, suits, demands, investigations or proceedings or any arbitration or binding dispute resolution proceeding (collectively, “Proceedings”) against EECI that would individually, or in the aggregate, have a material adverse effect. Except as would not, individually or in the aggregate, have a material adverse effect, EECI is not the subject of any violation of or default under any Law or regulation or under any order of any Governmental Authority, at Law or in equity, by or before any Governmental Authority having jurisdiction over EECI. Except as would not, individually or in the aggregate, have a material adverse effect, no Proceedings are pending or, to the knowledge of EECI, threatened to which EECI is or may become a party that questions or involves the validity or enforceability of any of its obligations under this Agreement or seeks to prevent or delay, or seeks damages in connection with, the consummation of the transactions contemplated hereby.

Section 3.6            Investment Intent. EECI is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act. EECI is not acquiring the Class A Units with a view to or for sale in connection with any distribution thereof or any other security related thereto within the meaning of the Securities Act. EECI is familiar with investments of the nature of the Class A Units, understands that this investment involves substantial risks, has adequately investigated the Company and the Class A Units, and has substantial knowledge and experience in financial and business matters such that it is capable of evaluating, and has evaluated, the merits and risks inherent in acquiring the Class A Units, and is able to bear the economic risks of such investment. EECI has made its own independent examination, investigation, analysis and evaluation of the Company and the Class A Units, including its own estimate of the value of the Class A Units. EECI has undertaken such due diligence as EECI deems adequate. EECI acknowledges that the Class A Units have not been registered under applicable federal and state securities Laws and that the Class A Units may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless such transfer, sale, assignment, pledge, hypothecation or other disposition is registered under applicable federal and state securities Laws or pursuant to an exemption from registration under any applicable federal or state securities Laws.

Section 3.7            No Other Representations or Warranties. Except for the representations and warranties made in this Article III, EECI makes no other express or implied representation or warranty with respect to the transactions contemplated by this Agreement and disclaim any other representations or warranties.

Article IV
REPRESENTATIONS AND WARRANTIES OF EEP

EEP represents to each of EECI and the Company that on the date hereof:

Section 4.1            Organization and Qualification. EEP is a Delaware limited partnership, duly formed, validly existing and in good standing under the Laws of the State of Delaware, with full limited partnership power and authority to own, lease and operate its properties and to conduct its business as such properties are owned, leased and operated and such business is conducted as of the date of this Agreement. EEP is duly qualified as a foreign limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect.

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Section 4.2            Authority and Approval; Enforceability. EEP has the limited partnership power and authority to execute and deliver this Agreement and any other Transaction Document to which it is or will be a party, to consummate the transactions contemplated hereby and thereby and to perform all the terms and conditions hereof and thereof to be performed by it. The execution and delivery by EEP of this Agreement and any other Transaction Document to which it is or will be a party, the performance by it of all the terms and conditions hereof and thereof to be performed by it and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all requisite limited partnership action of EEP. Each of this Agreement and any other Transaction Document to which EEP is or will be a party constitutes or will constitute, upon execution and delivery by EEP, the valid and binding obligation of EEP, enforceable against EEP in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting enforcement of creditors’ rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

Section 4.3            No Conflict. Each of this Agreement, the other Transaction Documents to which EEP is or will be a party and the execution and delivery hereof and thereof by EEP do not, and the fulfilment and compliance with the terms and conditions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not:

(a)                conflict with any of the provisions of the certificate of limited partnership or limited partnership agreement of EEP;

(b)               conflict with any provision of any Law or administrative regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to EEP; or

(c)                conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, or result in the suspension, termination or cancellation of, or in a right of suspension, termination or cancellation of, any indenture, mortgage, agreement, contract, commitment, license, concession, permit, lease, joint venture or other instrument to which EEP is a party or by which it is bound;

except, in the case of clauses (b), and (c) as would not have, individually or in the aggregate, a material adverse effect.

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Section 4.4            Consents. No Consent is required to be obtained or made by or with respect to EEP in connection with:

(a)                the execution, delivery, and performance of this Agreement or the other Transaction Documents, or the consummation of the transactions contemplated hereby and thereby; or

(b)               the enforcement against EEP of its obligations hereunder and thereunder;

except as would not have, individually or in the aggregate, a material adverse effect.

Section 4.5            Laws and Regulations; Litigation. There are no pending or, to the knowledge of EEP, threatened Proceedings against EEP that would individually, or in the aggregate, have a material adverse effect. Except as would not, individually or in the aggregate, have a material adverse effect, EEP is not the subject of any violation of or default under any Law or regulation or under any order of any Governmental Authority, at Law or in equity, by or before any Governmental Authority having jurisdiction over EEP. Except as would not, individually or in the aggregate, have a material adverse effect, no Proceedings are pending or, to the knowledge of EEP, threatened to which EEP is or may become a party that questions or involves the validity or enforceability of any of its obligations under this Agreement or seeks to prevent or delay, or damages in connection with, the consummation of the transactions contemplated hereby.

Section 4.6            No Other Representations or Warranties. Except for the representations and warranties made in this Article IV, EEP makes no other express or implied representation or warranty with respect to the transactions contemplated by this Agreement and disclaim any other representations or warranties.

Article V
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents to each of EECI and EEP that on the date hereof:

Section 5.1            Organization and Existence. The Company has been duly formed and is validly existing as a limited liability company, and in good standing under the Laws of the State of Delaware, with full limited liability company power, and authority to own, lease and operate its properties and to conduct its business as such properties are owned, leased and operated and such business is conducted as of the date of this Agreement. The Company is duly qualified as a foreign limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect.

Section 5.2            Authority and Approval; Enforceability. The Company has the limited liability company power and authority to execute and deliver this Agreement and any other Transaction Document to which it is or will be a party, to consummate the transactions contemplated hereby and thereby and to perform all the terms and conditions hereof and thereof to be performed by it. The execution and delivery by the Company of this Agreement and any other Transaction Document to which it is or will be a party, the performance by it of all the terms and conditions hereof and thereof to be performed by it and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all requisite limited liability company action of the Company. Each of this Agreement and any other Transaction Document to which the Company is or will be a party constitutes or will constitute, upon execution and delivery by the Company, the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting enforcement of creditors’ rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

Section 5.3            No Conflicts. Each of this Agreement, the other Transaction Documents to which the Company is or will be a party and the execution and delivery hereof and thereof by the Company do not, and the fulfilment and compliance with the terms and conditions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not:

(a)                conflict with any of the provisions of the certificate of formation or limited liability company agreement of the Company;

(b)               conflict with any provision of any Law or administrative regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to the Company; or

(c)                conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, or result in the suspension, termination or cancellation of, or in a right of suspension, termination or cancellation of, any indenture, mortgage, agreement, contract, commitment, license, concession, permit, lease, joint venture or other instrument to which the Company is a party or by which it is bound;

except, in the case of clauses (b) and (c), as would not have, individually or in the aggregate, a material adverse effect.

Section 5.4            Consents. No Consent is required to be obtained or made by or with respect to the Company in connection with:

(a)                the execution, delivery, and performance of this Agreement or the other Transaction Documents, or the consummation of the transactions contemplated hereby and thereby; or

(b)               the enforcement against the Company of its obligations hereunder and thereunder;

except, in each case, as would not have, individually or in the aggregate, a material adverse effect.

Section 5.5            Laws and Regulations; Litigation. There are no pending or, to the knowledge of the Company, threatened Proceedings against the Company that would individually, or in the aggregate, have a material adverse effect. Except as would not, individually or in the aggregate, have a material adverse effect, the Company is not the subject of any violation of or default under any Law or regulation or under any order of any Governmental Authority. Except as would not, individually or in the aggregate, have a material adverse effect, no Proceedings are pending or, to the knowledge of the Company, threatened to which the Company is or may become a party that questions or involves the validity or enforceability of any of its obligations under this Agreement or seeks to prevent or delay, or damages in connection with, the consummation of the transactions contemplated hereby.

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Section 5.6            Issuance of Class A Units. The Class A Units comprising the EECI Consideration, when issued in consideration for the EECI Contribution, will be duly authorized, validly issued, fully paid and nonassessable (except as such nonassessability may be affected by Sections 18-607 or 18-804 of the DLLCA) and free of any preemptive or similar rights (other than those set forth in the Amended and Restated LLC Agreement).

Section 5.7            Ownership in MarEn. The Company owns a 75% limited liability company interest in MarEn; such limited liability company interest has been duly authorized and validly issued in accordance with the MarEn LLC Agreement and is fully paid (to the extent required under the MarEn LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA); and such limited liability company interest is owned free and clear of all any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim (“Liens”) (except for (i) restrictions on transferability contained in the MarEn LLC Agreement, or (ii) Liens created or arising under the DLLCA).

Section 5.8            Ownership in Dawn. MarEn owns a 49% limited liability company interest in Dawn; such limited liability company interest has been duly authorized and validly issued in accordance with the Dawn LLC Agreement and is fully paid (to the extent required under the Dawn LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA); and such limited liability company interest is owned free and clear of all Liens (except for (i) restrictions on transferability contained in the Dawn LLC Agreement, or (ii) Liens created or arising under the DLLCA).

Section 5.9            No Other Representations or Warranties. Except for the representations and warranties made in this Article V, the Company makes no other express or implied representation or warranty with respect to the transactions contemplated by this Agreement and disclaim any other representations or warranties.

Article VI
CLOSING

Section 6.1            Closing. The Closing shall be held at 3:00 pm local time on the Closing Date at the office of Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, Texas, or at such other time or place as the Parties may otherwise agree in writing.

Section 6.2            Deliveries by EECI. At the Closing, EECI will deliver (or cause to be delivered) the following:

(a)                a counterpart to this Agreement, duly executed by EECI;

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(b)               a counterpart to the Amended and Restated LLC Agreement, duly executed by EECI; and

(c)                the EECI Contribution, by wire transfer of immediately available funds to an account specified by the Company.

Section 6.3            Deliveries by EEP. At the Closing, EEP will deliver (or cause to be delivered) the following:

(a)                a counterpart to this Agreement, duly executed by EEP; and

(b)               a counterpart to the Amended and Restated LLC Agreement, duly executed by EEP.

Section 6.4            Deliveries by the Company. At the Closing, the Company will deliver (or cause to be delivered) the following:

(a)                a counterpart to the Agreement, duly executed by the Company;

(b)               the EECI Consideration, by issuance of such Class A Units to EECI in book entry form;

(c)                evidence of the issuance by the Company to EEP of Class A Units to EEP in book entry form representing a 25% membership interest in the Company; and

(d)               distribution of the EECI Contribution, upon receipt, by wire transfer of immediately available funds to an account specified by EEP.

Article VII
LIMITATIONS

Section 7.1            Indemnification of EECI.

(a)                From and after the Closing Date, subject to the other provisions of this Article VII, the Company shall indemnify and hold EECI and its Affiliates, directors, officers, employees, agents and representatives (the “EECI Indemnitees”) harmless from and against any and all damages (including exemplary damages and penalties), losses, deficiencies, costs, expenses, obligations, fines, expenditures, claims and liabilities, including reasonable counsel fees and reasonable expenses of investigation, defending and prosecuting litigation (collectively, the “Damages”), suffered by the EECI Indemnitees as a result of, caused by, arising out of, or in any way relating to (i) any breach of a representation or warranty of the Company contained in this Agreement or (ii) any breach of any agreement or covenant contained in this Agreement on the part of the Company.

(b)               From and after the Closing Date, subject to the other provisions of this Article VII, EEP shall indemnify and hold the EECI Indemnitees harmless from and against any and all Damages suffered by the EECI Indemnitees as a result of, caused by, arising out of, or in any way relating to (i) any breach of a representation or warranty of EEP contained in this Agreement or (ii) any breach of any agreement or covenant contained in this Agreement on the part of EEP.

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Section 7.2            Indemnification of EEP.

(a)                From and after the Closing Date, subject to the other provisions of this Article VII, the Company shall indemnify and hold EEP and its Affiliates, directors, officers, employees, agents and representatives (the “EEP Indemnitees”) harmless from and against any and all Damages suffered by the EEP Indemnitees as a result of, caused by, arising out of, or in any way relating to (i) any breach of a representation or warranty of the Company contained in this Agreement or (ii) any breach of any agreement or covenant contained in this Agreement on the part of the Company.

(b)               From and after the Closing Date, subject to the other provisions of this Article VII, EECI shall indemnify and hold the EEP Indemnitees harmless from and against any and all Damages suffered by the EEP Indemnitees as a result of, caused by, arising out of, or in any way relating to (i) any breach of a representation or warranty of EECI contained in this Agreement or (ii) any breach of any agreement or covenant contained in this Agreement on the part of EECI.

Section 7.3            Indemnification of the Company.

(a)                From and after the Closing Date, subject to the other provisions of this Article VII, EECI shall indemnify and hold the Company and its Affiliates, directors, officers, employees, agents and representatives (the “Company Indemnitees”) harmless from and against any and all Damages suffered by the Company Indemnitees as a result of, caused by, arising out of, or in any way relating to (i) any breach of a representation or warranty of EECI contained in this Agreement or (ii) any breach of any agreement or covenant contained in this Agreement on the part of EECI.

(b)               From and after the Closing Date, subject to the other provisions of this Article VII, EEP shall indemnify and hold the Company Indemnitees harmless from and against any and all Damages suffered by the Company Indemnitees as a result of, caused by, arising out of, or in any way relating to (i) any breach of a representation or warranty of EEP contained in this Agreement or (ii) any breach of any agreement or covenant contained in this Agreement on the part of EEP.

Section 7.4            Damages. NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS AGREEMENT, EACH PARTY HEREBY AGREES THAT THE RECOVERY BY ANY PARTY HERETO OF ANY DAMAGES OR OTHER LIABILITIES SUFFERED OR INCURRED BY IT AS A RESULT OF ANY BREACH BY THE OTHER PARTY OF ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT SHALL BE LIMITED TO THE ACTUAL DAMAGES AND/OR LIABILITIES SUFFERED OR INCURRED BY THE NON-BREACHING PARTY AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ITS OBLIGATIONS HEREUNDER AND IN NO EVENT SHALL THE BREACHING PARTY BE LIABLE TO THE NON-BREACHING PARTY FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING ANY DAMAGES ON ACCOUNT OF LOST PROFITS OR OPPORTUNITIES OR BUSINESS INTERRUPTION) SUFFERED OR INCURRED BY THE NON-BREACHING PARTY AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ANY OF ITS OBLIGATIONS HEREUNDER.

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Article VIII
MISCELLANEOUS

Section 8.1            Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Exhibits attached to this Agreement, and not to any particular provision of this Agreement. All references herein to Articles, Sections and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Exhibits attached to this Agreement, and all such Exhibits attached to this Agreement are hereby incorporated herein and made a part hereof for all purposes. All singular nouns or pronouns shall include the plural and vice versa.

Section 8.2            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 8.3            Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no other person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 8.4            Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same agreement binding on the Parties.

Section 8.5            Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement), will be construed in accordance with and governed by the Laws of the State of Delaware without regard to principles of conflicts of laws.

Section 8.6            Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the Laws of any Governmental Authority having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

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Section 8.7            Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission, or mailed by a nationally recognized overnight courier or registered or certified mail (return receipt requested), postage prepaid, to the Parties at the following addresses:

If to EECI, to:

Enbridge Energy Company, Inc.
1100 Louisiana St., Suite 3300
Houston, Texas 77002
Attention: Corporate Secretary
Email: USCorporateSecretary@enbridge.com
Facsimile: 713-821-2229

If to EEP, to:

Enbridge Energy Partners, L.P.
1100 Louisiana St., Suite 3300
Houston, Texas 77002
Attention: Corporate Secretary
Email: USCorporateSecretary@enbridge.com
Facsimile: 713-821-2229

If to the Company, to:

Enbridge Holdings (DakTex) L.L.C.
1100 Louisiana St., Suite 3300
Houston, Texas 77002
Attention: Corporate Secretary
Email: USCorporateSecretary@enbridge.com
Facsimile: 713-821-2229

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first above written.

ENBRIDGE ENERGY COMPANY, INC.

By:	/s/ MARK A. MAKI
Name:	Mark A. Maki
Title:	President

ENBRIDGE ENERGY PARTNERS, L.P.
By:	Enbridge Energy Management, L.L.C., as
delegate of Enbridge Energy Company, Inc., its
General Partner

By:	/s/ STEPHEN J. NEYLAND
Name:	Stephen J. Neyland
Title:	Vice President - Finance

ENBRIDGE HOLDINGS (DAKTEX) L.L.C.
By:	Enbridge Energy Partners, L.P., its managing member
By:	Enbridge Energy Management, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

By:	/s/ STEPHEN J. NEYLAND
Name:	Stephen J. Neyland
Title:	Vice President - Finance

Signature Page – Contribution Agreement